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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2006

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                    0-15661                36-0724340
  State of Other Jurisdiction          Commission            I.R.S. Employer
        of Incorporation              File Number         Identification Number

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Purchase Agreement

         On November 10, 2006, CETCO Oilfield Services Company ("COSCO"), a Delaware corporation and wholly-owned subsidiary of AMCOL International Corporation (the "Company") entered into, an Asset Purchase Agreement (the "Purchase Agreement") with Nitrogen Specialty Company, L.L.C., a Louisiana limited liability company ("NSC") and the members of NSC, pursuant to which COSCO purchased substantially all the assets, and assumed certain liabilities, of NSC related to or used in the nitrogen pumping, nitrogen delivery and other related services in the oil and gas pipeline, petrochemical and refining industries (the "Acquisition"), for an aggregate purchase price of $33.7 million in cash. The Acquisition was completed simultaneously with entry into the Purchase Agreement, and was effective as of 12:01 a.m., Central Time, on November 10, 2006.

         The Purchase Agreement contains representations and warranties.

         The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference. The Purchase Agreement is included as an exhibit and incorporated herein by reference to provide information regarding its terms. Except for its status as the contractual document between the parties with respect to the transactions described therein, it is not intended to provide factual information about the parties. The representation and warranties contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed by the parties, including being qualified by disclosures between the parties. These representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, they should not be relied on by investors as statements of factual information.

ITEM 8.01  OTHER EVENTS

         On November 10, 2006, the Company issued a press release announcing the Acquisition, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

10.1  Asset Purchase Agreement, dated as of November 10, 2006.

99.1  Press Release, dated November 10, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMCOL INTERNATIONAL CORPORATION


Date: November 13, 2006                          By:  /s/ Gary L. Castagna
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                                                      Gary L. Castagna
                                                      Senior Vice President and
                                                      Chief Financial Officer